UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 14, 2020

O’Reilly Automotive, Inc.

(Exact name of registrant as specified in its charter)

Missouri	000-21318	27-4358837
(State or other jurisdiction	Commission file	(I.R.S. Employer
of incorporation or organization)	number	Identification No.)

233 South Patterson Avenue

Springfield, Missouri 65802

(Address of principal executive offices, Zip code)

(417) 862-6708

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock $0.01 par value	ORLY	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of Securities Act of 1933 (230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At O’Reilly Automotive, Inc.’s (the “Company”) 2020 Annual Meeting of Shareholders (the “Annual Meeting”) held on May 14, 2020, the Company’s shareholders elected David O’Reilly, Larry O’Reilly, Greg Henslee, Jay D. Burchfield, Thomas T. Hendrickson, John R. Murphy, Dana M. Perlman, Maria A. Sastre and Andrea M. Weiss to serve as members of the Company’s Board of Directors (the “Board”) until the annual meeting of the Company’s shareholders in 2021 and until his or her successor has been duly elected and qualified.

At the Annual Meeting, one member of the Board, Rosalie O’Reilly Wooten, tendered her notice of resignation from the Board, consistent with the Board’s mandatory retirement age policy, and the Board accepted her resignation.

The members of the Board’s Audit Committee, Compensation Committee and Corporate Governance/Nominating Committee are set forth below.  The number of members, purposes and functions of the respective committees remain unchanged, with the exception of the number of members of the Audit Committee.  In addition, Mr.  Jay D. Burchfield was selected to continue to serve as Independent Lead Director.

Audit Committee

Members:	Thomas T. Hendrickson (Chairperson), Jay D. Burchfield, John R. Murphy, Dana M. Perlman, Maria A. Sastre and Andrea M. Weiss

Compensation Committee

Members:	John R. Murphy (Chairperson), Jay D. Burchfield and Thomas T. Hendrickson

Corporate Governance/Nominating Committee

Members:	Dana M. Perlman (Chairperson), John R. Murphy and Andrea M. Weiss

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Annual Meeting, the shareholders of the Company approved amendments to the Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) to reduce the stock ownership required for shareholders to call a special meeting and to delete unnecessary and outdated language related to classification of the Board and to reflect other non-substantive revisions.  To implement the amendments to the Articles of Incorporation, the Board also previously approved conforming amendments to the Company’s Third Amended and Restated Bylaws to reduce the stock ownership required for shareholders to call a special meeting and to rename the Company’s Third Amended and Restated Bylaws to the Company’s Fourth Amended and Restated Bylaws, contingent upon shareholder approval and implementation of the amendments to the Articles of Incorporation.

The foregoing summary of the amendments to the Bylaws set forth under this Item 5.03 does not purport to be complete and is qualified in its entirety by reference to the complete text of the Fourth Amended and Restated Bylaws of the Company and a copy of such bylaws marked to show the amendments, which are included as Exhibit 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07 – Submission of Matters to a Vote of Security Holders

Of the 74,251,563 shares entitled to vote at the Annual Meeting, 65,589,116 shares were present in person or by proxy.  At the Annual Meeting, the shareholders were asked to vote on five Company proposals and two shareholder proposals.  A brief description of each proposal, along with the outcome and tabulation of voting results, is set forth below:

(a)	The individuals listed in the table below were elected as directors, to hold office until the annual meeting of the Company’s shareholders in 2021 and until his or her successor has been duly elected and qualified. The voting results for each such director are as follows:

	Number of Shares
Name of Nominee	Voted For	Voted Against	Abstain	Broker Non-Votes
David O'Reilly	57,111,910	2,370,669	27,123	6,079,414
Larry O'Reilly	57,795,853	1,690,903	22,946	6,079,414
Greg Henslee	57,711,011	1,774,176	24,515	6,079,414
Jay D. Burchfield	54,854,636	4,630,340	24,726	6,079,414
Thomas T. Hendrickson	58,622,957	860,919	25,826	6,079,414
John R. Murphy	53,083,949	6,399,956	25,797	6,079,414
Dana M. Perlman	54,832,351	4,651,319	26,032	6,079,414
Maria A. Sastre	59,384,352	100,498	24,852	6,079,414
Andrea M. Weiss	58,366,205	1,119,016	24,481	6,079,414

(b)	The shareholders voted to approve, by a non-binding, advisory vote, the 2019 compensation of the Company’s Named Executive Officers (NEOs). The voting results are as follows:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
55,205,789	3,559,411	744,502	6,079,414

(c)	The shareholders voted to ratify the appointment of Ernst & Young LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2020. The voting results are as follows:

Number of Shares
Voted For	Voted Against	Abstain
63,488,634	2,067,991	32,491

(d)	The shareholders voted to amend the Articles of Incorporation to reduce the stock ownership required for shareholders to call a special meeting. The voting results are as follows:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
59,350,025	115,286	44,391	6,079,414

(e)

The shareholders voted to amend the Articles of Incorporation to delete unnecessary and outdated language related to classification of Board and to reflect other non-substantive revisions.  The voting results are as follows:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
59,421,023	27,362	61,317	6,079,414

(f)

The shareholders voted to approve, by a non-binding, advisory vote, the shareholder proposal relating to material human capital risks and opportunities.  The Board will take the shareholders’ advisory vote under careful consideration, as it evaluates the Company’s disclosures related to human capital management.  The voting results are as follows:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
38,619,712	19,927,453	962,537	6,079,414

(g)	The shareholders voted against the shareholder proposal entitled “Independent Board Chairman.” The voting results are as follows:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
23,656,809	35,738,432	114,461	6,079,414

Section 8 – Other Events

Item 8.01 – Other Events

On May 18, 2020, Jeff Shaw, Chief Operating Officer and Co-President of the Company, established a plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, for the trading of the Company’s common stock.  The plan provides for option exercises and subsequent sales of specified share amounts at specific market prices, subject to specified limitations.  The plan was established for the purpose of facilitating the exercise and subsequent sale of stock options with a ten-year contractual life that are due to expire in December 2022.  The plan was established during the Company’s unrestricted trading window and at a time when Mr. Shaw was not in possession of material, non-public information about the Company.  Mr. Shaw has informed the Company that he will publicly disclose, as required by federal securities laws, any option exercises and stock sales made under this plan.

On May 18, 2020, Darin Venosdel, Senior Vice President of Inventory Management of the Company, established a plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, for the trading of the Company’s common stock.  The plan provides for option exercises and subsequent sales of specified share amounts at specific market prices, subject to specified limitations.  The plan was established for the purpose of facilitating the exercise and subsequent sale of stock options with a ten-year contractual life that are due to expire in November 2024.  The plan was established during the Company’s unrestricted trading window and at a time when Mr. Venosdel was not in possession of material, non-public information about the Company.  Mr. Venosdel has informed the Company that he will publicly disclose, as required by federal securities laws, any option exercises and stock sales made under this plan.

On May 18, 2020, David Wilbanks, Senior Vice President of Merchandise of the Company, established a plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, for the trading of the Company’s common stock.  The plan provides for option exercises and subsequent sales of specified share amounts at specific market prices, subject to specified limitations.  The plan was established for the purpose of facilitating the exercise and subsequent sale of stock options with a ten-year contractual life that are due to expire in January 2022.  The plan was established during the Company’s unrestricted trading window and at a time when Mr. Wilbanks was not in possession of material, non-public information about the Company.  Mr. Wilbanks has informed the Company that he will publicly disclose, as required by federal securities laws, any option exercises and stock sales made under this plan.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

Exhibit Number	Description
3.1	Fourth Amended and Restated Bylaws of O’Reilly Automotive, Inc., dated as of May 18, 2020.
3.2	Fourth Amended and Restated Bylaws of O’Reilly Automotive, Inc., marked to show amendments effective as of May 18, 2020.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2020	O’REILLY AUTOMOTIVE, INC.

	By:	/s/ Thomas McFall
Thomas McFall
Executive Vice President and Chief Financial Officer
(principal financial and accounting officer)